UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2013

INKSURE TECHNOLOGIES INC.
 (Exact Name of Registrant as Specified in Its Charter)

DELAWARE
 (State or Other Jurisdiction of Incorporation)

000-24431	84-1417774
(Commission File Number)	(IRS Employer Identification No.)

18 East 16th Street, Suite 307, New York, NY	10003
(Address of Principal Executive Offices)	(Zip Code)

(646) 233-1454

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 1, 2013, InkSure Technologies Inc., a Delaware corporation (the “Company” or “InkSure”), InkSure Inc., a Delaware corporation, and InkSure Ltd., an Israeli corporation (together with the Company and InkSure Inc., the “Seller”) entered into an asset purchase agreement with Spectra Systems Corporation, a Delaware corporation (“Spectra”), (the “Agreement”) for the sale of substantially all of Seller’s assets to Spectra.  In consideration for the acquisition of assets pursuant to the Agreement, Spectra will pay the Seller $840,684, plus (i) Spectra’s and the Seller’s joint good faith estimate of the value of Seller’s inventory at the time and date of the closing of the transactions contemplated by the Agreement (subject to adjustment after the closing), (ii) $200,000, deposited with Wells Fargo Bank, National Association (the “Escrow Agent”) to be held in accordance with the terms of the escrow agreement (the “Escrow Agreement”) to secure InkSure’s obligations to pay Spectra any indemnification claims for a period of up to one year after the date of the closing, (iii) up to an additional $185,000 in post-closing conditional payments, and (iv) an amount equal to 50% of all pre-closing accounts receivable collected after the closing, and Spectra assumes and agrees to perform the obligations of the Seller under contracts relating to the Seller's business. Following the acquisition, the Company plans to explore strategic alternatives to deploy the proceeds, which may include future acquisitions, a merger with another company, or other actions to redeploy capital, including, without limitation, distribution of cash to our stockholders or the sale of the “shell” company registered under the Securities Exchange Act of 1934, as amended, into which the net proceeds may be retained.

The Agreement contains customary representations, warranties, and covenants. The agreement also includes a three-year non-compete covenant in favor of Spectra.  In addition, the Agreement provides for indemnification rights with respect to a breach of a representation, warranty or covenant by either party. Under the agreement, the aggregate combined liability of Seller to Spectra with respect to breaches of certain of its representations and warranties is capped at $200,000.

The Agreement is subject to the satisfaction or waiver of customary closing conditions. The Agreement is subject to the payment by the Seller of amounts owing to the Office of the Chief Scientist of Israel in connection with the transfer of the Seller's assets to Spectra. The Agreement is also subject to approval by the Company’s stockholders as well as the execution of an Escrow Agreement by the Company, Spectra and the Escrow Agent.  The funds deposited with the Escrow Agent will be held by the Escrow Agent until the first anniversary of the closing date.  In the event the Agreement is terminated for specified reasons, including if the Company accepts a higher or better offer, the Company will be required to pay Spectra a break-up fee in an amount equal to $60,000 and reimburse Spectra for certain related fees and expenses.  Additionally, the Agreement is subject to the execution of a Consulting Agreement by Spectra and Tal Gilat, President and Chief Executive Officer of the Company (the “Consultant”), whereby the Consultant will provide Spectra with consulting services to ensure the orderly transfer of the acquired business (and its customers) to Spectra, and the ongoing growth and success of the acquired business.  In return, the Consultant (or his designee) will be compensated $5,000 per month for the duration of the Consulting Agreement, which has a term of two months, and he will receive $60,000 at closing in consideration of his non-compete agreements in the Consulting Agreement.  Spectra may terminate the Consulting Agreement early for or without cause, and with notice, in the event of certain specified occurrences.

The Agreement also contains certain customary termination rights for each of the Seller and Spectra; however, Seller cannot so terminate the Agreement until it has made certain required payments.

The Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Seller. The representations, warranties and covenants contained in the Agreement were made only for purposes of such Agreement and as of specific dates, were solely for the benefit of the parties to such Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Moreover, information concerning the subject matter of the representations and warranties may change after the dates of the Agreement, which subsequent information may or may not be fully reflect in the Company’s public disclosures.

The Company intends to call an annual meeting of its stockholders to be held in November 2013 at which meeting the Company's stockholders will be asked to, among other items, consider and approve the transactions contemplated by the Agreement.  The following parties, owning an aggregate of approximately 43.31% of the Company’s common stock, have agreed with Spectra to vote their stock to approve the Agreement and the transactions contemplated therein pursuant to the terms of a stockholder voting agreement by and among the Company, Spectra and the stockholders party thereto:

Jonathan Bettsak, Director of the Company
Tal Gilat, President and Chief Executive Officer of the Company
Gadi Peleg, Chairman of the Board of Directors of the Company
ICTS-USA, Inc.
ICTS Information Systems, B.V.
ICTS International N.V.
Newco Holdings Corporation
Peleg Investment Management LLC

The foregoing description of the terms of the Agreement is qualified in its entirety by reference to such Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The foregoing description of the terms of the stockholder voting agreement is qualified in its entirety by reference to such agreement, which is attached hereto as Exhibit 2.2 and incorporated herein by reference.

Forward-Looking Information

This Current Report on Form 8-K contains statements that may constitute “forward-looking statements.” Generally, forward-looking statements include words or phrases such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “could,” “may,” “might,” “should,” “will,” the negative of such terms, and words and phrases of similar import. For example, when we discuss the anticipated dates of the stockholder meeting or closing with respect to the transaction or the exploration of alternatives for the proceeds, we are using forward-looking statements.  These forward-looking statements are based on our management’s current expectations and beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations, including the risk that we may fail to consummate the transaction contemplated by our agreement with Spectra or may use the proceeds for a purpose not currently contemplated. You should not rely upon these forward-looking statements as predictions of future events because we cannot assure you that the events or circumstances reflected in these statements will be achieved or will occur. The closing of the transaction with Spectra is subject to certain closing conditions set forth in the Agreement, including the approval of InkSure’s stockholders; these conditions may be delayed or may not occur, causing the closing to occur at a later date than expected or not at all. These risks and uncertainties could cause our actual results to differ materially from those described in our forward-looking statements. Any forward-looking statement represents our expectations or forecasts only as of the date it was made and should not be relied upon as representing our expectations or forecasts as of any subsequent date.

Readers should carefully review the risk factors and the information that could materially affect our financial results, described in other documents that we file from time to time with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal period ended December 31, 2012 and subsequent Quarterly Reports on Form 10-Q, and particularly the discussion of trends and risk factors set forth therein. Unless otherwise required by law, we disclaim any obligation to update our view on any such risks or uncertainties or to revise or publicly release the results of any revision to these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K.

Additional Information and Where to Find It

In connection with the proposed transaction, InkSure will file a proxy statement and other relevant documents with the Securities and Exchange Commission (“SEC”). INKSURE’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AS IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.  INKSURE’S STOCKHOLDERS WILL HAVE ACCESS TO FREE COPIES OF THE PROXY STATEMENT (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED WITH THE SEC BY INKSURE THROUGH THE SEC WEBSITE AT WWW.SEC.GOV. THE PROXY STATEMENT AND RELATED MATERIALS MAY ALSO BE OBTAINED FOR FREE (WHEN AVAILABLE) FROM INKSURE BY DIRECTING A REQUEST TO: INKSURE TECHNOLOGIES INC., 18 EAST 16TH STREET, SUITE 307, NEW YORK, NEW YORK 10003, ATTENTION: CHIEF EXECUTIVE OFFICER, TELEPHONE: (646) 233-1454.

InkSure and its directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transactions. Information regarding InkSure’s directors and executive officers is available in InkSure’s annual report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on March 29, 2013. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

Item 7.01  Regulation FD.

In connection with the execution of the Agreement as described in Item 1.01 above, on October 2, 2013, the Company issued a press release.  The press release is attached herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Number	Description of Exhibits

2.1*	Asset Purchase Agreement, dated as of October 1, 2013, by and among InkSure Technologies Inc., InkSure Inc., InkSure Ltd., and Spectra Systems Corporation.* (Filed herewith.)
2.2	Form of Stockholder Voting Agreement, dated as of October 1, 2013, by and among InkSure Technologies Inc., Spectra Systems Corporation, and the stockholders party thereto. (Filed herewith.)
99.1	Press release dated October 2, 2013. (Furnished herewith.)
*
Schedules and similar attachments to the Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INKSURE TECHNOLOGIES INC. REGISTRANT

By:	/s/ Tal Gilat
Name:	Tal Gilat
Title:	President and Chief Executive Officer

Date:  October  3, 2013